UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2004

Kitty Hawk, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-25202 (Commission File Number)	75-2564006 (I.R.S. Employer Identification No.)

1515 West 20th Street P.O. Box 612787 DFW International Airport, Texas (Address of principal executive offices)	75261 (Zip Code)

Registrant’s telephone number, including area code: (972) 456-2200

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
Press Release

Item 5. Other Events and Regulation FD Disclosure.

     On July 13, 2004, Kitty Hawk, Inc. issued the press release furnished as Exhibit 99.1 hereto, which describes the approval of proposals voted upon at the Kitty Hawk, Inc. 2004 Annual Meeting of Stockholders.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

The following exhibits are furnished with this Form 8-K.

99.1 Press Release dated July 13, 2004

* * * * *

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KITTY HAWK, INC.
Date: July 13, 2004
By:	/s/ Steven E. Markhoff
	Name:	Steven E. Markhoff
	Title:	Vice President Strategic Planning, General Counsel and Corporate Secretary